UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 28, 2025

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

1111 Lincoln Road, Suite 500

Miami, FL 33139

Address of principal executive offices

212-739-7700

Telephone number, including Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINOQ	NONE(1)

(1)	On March 26, 2025, Gaucho Group Holdings, Inc. (the “Company”) received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined that the Company’s common stock would be officially delisted from Nasdaq effective as of the same date. On November 22, 2024, the Company’s common stock was suspended from trading and began trading on the OTC Pink Market under the symbol “VINOQ.”

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on our Current Report on Form 8-K filed on February 20, 2024, Gaucho Group Holdings, Inc. (the “Company”) commenced an action in the United States District Court for the District of Delaware through the filing of a complaint on February 16, 2024 against 3i, LP, 3i Management LLC, and Maier Joshua Tarlow (the “3i Parties”) regarding that certain Securities Purchase Agreement, promissory note, and ancillary agreements (the “Securities Contracts”) with the 3i Parties (the “Delaware Litigation”).

Also as previously reported on our Current Report on Form 8-K filed on November 12, 2024, the Company filed a voluntary petition (the “Chapter 11 Reorganization”) in the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code.

As previously reported on our Current Report on Form 8-K filed on March 12, 2025, the Company and the 3i Parties (collectively, the “Parties”) entered into a settlement term sheet (the “Settlement”) such that in exchange for the cancelation of the Securities Contracts, dismissal of the Delaware Litigation and other related litigation, and a structured dismissal of the Chapter 11 Reorganization, the Company will, among other items, pay a cash settlement of $5,500,000 to the 3i Parties over a period of 12 months, substantially secured by all right, title and interest of the Algodon Mansion and/or the Company subsidiaries holding all right, title and interest in the Algodon Mansion and associated intellectual property. Further, the Parties agreed to enter into a hotel management agreement for the Algodon Mansion.

On March 28, 2025, the Bankruptcy Court approved the Settlement, determining that, among other things, (i) the Settlement was entered into by the Company within the scope of its business judgment as in the best interests of the Company and its estate; (ii) the negotiation of the Settlement was at arm’s length, non-collusive, in good faith and substantively and procedurally fair to all parties; and (iii) the form and total consideration realized by the Company under the Settlement constitutes not less than fair value, fair, full and adequate consideration, reasonably equivalent value, and reasonable market value for the payments, assets and releases being provided or transferred to the 3i Parties.

Conditions to Closing

Consummation of the transactions contemplated by the Settlement is subject to certain conditions as set forth in the term sheet, including: (i) payment to the 3i Parties of $500,000 in cash as the first installment; (ii) execution of all documents necessary to secure all right, title and interest in the Algodon Mansion and associated intellectual property; and (iii) dismissal of the Delaware Litigation and other related litigation; and (iv) entrance into a hotel management agreement for the Algodon Mansion. The Parties have until May 22, 2025 to effect the closing, subject to mutual agreement by the Parties. The Company is required to seek dismissal of the Chapter 11 Reorganization no later than June 2, 2025.

Default under the Settlement

Upon the occurrence of a default under the Settlement, the 3i Parties shall be entitled to payment of over $8 million relating to the Securities Contracts, less any cash payments received under the Settlement, and the Algodon Mansion will be sold.

Item 1.03 Bankruptcy or Receivership.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Chapter 11 Reorganization, the Company’s ability to continue to operate as usual during the Chapter 11 Reorganization, the Company’s ability to improve its cost structure, capital structure, and liquidity position, and statements about the Company’s unaudited cash, cash equivalents and marketable securities. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Reorganization; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Reorganization; the Company’s ability to sell any of its assets; the impact of the Chapter 11 Reorganization on the listing of the Common Stock on the Nasdaq; and the effect of the Chapter 11 Reorganization on the Company’s business prospects, financial results and business operations. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the common stock during the pendency of the Chapter 11 Reorganization is highly speculative and poses substantial risk. Trading prices for the common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Reorganization. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 7.01 Regulation FD Disclosure.

On March 31, 2025, the Company sent out a press release announcing the Bankruptcy Court’s approval of the Settlement.

The full text of the press release referenced herein is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Settlement Term Sheet dated March 12, 2025
99.1	Press release dated March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 31st day of March 2025.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO